NATIONAL HOME HEALTH CARE CORP.
                        SAVINGS AND STOCK INVESTMENT PLAN
























                            AS AMENDED AND RESTATED
                             EFFECTIVE APRIL 1, 1997








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                         NATIONAL HOME HEALTH CARE CORP.
                        SAVINGS AND STOCK INVESTMENT PLAN




                                TABLE OF CONTENTS




                                                                            Page

Preamble

Section 1   - Definitions ....................................................1
Section 2   - Membership .....................................................8
Section 3   - Crediting of Service ..........................................10
Section 4   - Voluntary Contributions .......................................14
Section 5   - Contributions .................................................15
Section 6   - Benefits ......................................................23
Section 7A- Investment and Valuation of Account A ...........................25
Section 7B- Termination and Valuation of Accounts B and C....................27
Section 8   - Withdrawals Prior To Separation From Service ..................28
Section 9   - Manner of Payment .............................................30
Section 10 - Administration of Plan .........................................34
Section 11 - Management of Trust Fund .......................................39
Section 12 - Miscellaneous Provisions .......................................40
Section 13 - Non-Alienation of Benefits .....................................43
Section 14 - Amendments .....................................................44
Section 15 - Construction ...................................................45
Section 16 - Trust Agreement and Exhibits ...................................46
Exhibit A  -  Participating Employers ........................................A
Exhibit B  -  Top-Heavy ......................................................B
Exhibit C  -  Trust Agreement ................................................C
Exhibit D  -  Loans to Members ...............................................D

                        NATIONAL HOME HEALTH CARE CORP.
                       SAVINGS AND STOCK INVESTMENT PLAN


                                    PREAMBLE
                                    --------

       Effective March 1, 1986, National Home Health Care Corp. (the "Employer") established a defined contribution plan, known as the National Home Health Care Corp. Savings and Stock Investment Plan (the "Plan") in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees.

       Effective January 1, 1993, the Plan was amended and restated in its entirety.

       In this document the Plan is again amended and restated in its entirety. All of the provisions set forth in the Plan are effective April 1, 1997, unless another effective date is indicated.

                        NATIONAL HOME HEALTH CARE CORP.
                       SAVINGS AND STOCK INVESTMENT PLAN
                       ---------------------------------


SECTION 1 - DEFINITIONS

       1.01 "Account" or "Accrued Benefit" means a Member's interest in the assets of the Trust Fund as represented by the value of his Account A, Account B and Account C, which values shall be determined as of any Valuation Date.

              (a) "Account A" means those assets attributable to a Member's Tax-Deferred Contributions, Qualified Matching Contributions, Qualified
Non-Elective   Contributions   and  pre   April  1,   1997   Employer   Matching
Contributions.

              (b) "Account B" means those assets attributable to Employer Matching Contributions made on and after April 1, 1997.

              (c) "Account C" means those assets attributable to Employer Discretionary Contributions.

       1.02 (a) "Actual Deferral Percentage" means, for any Member, the ratio of such Member's Tax-Deferred Contributions to such Member's Compensation. With respect to any Member who elects not to make any Tax-Deferred Contributions, his Actual Deferral Percentage shall be zero.

              (b) "Actual Deferral  Percentage Test" means the test described in
Section 5.02 hereof.

       1.03 "Average Actual Deferral Percentage" means the average of the Actual Deferral Percentages of all Members for a given Plan Year.

       1.04 (a) "Actual Contribution Percentage" means, for any Member, the ratio of the Employer Matching Contributions allocated to such Member's Account B during a given Plan Year to such Member's Compensation. With respect to any Member who does not have any Employer Matching Contributions allocated to his Account for a Plan Year, his Actual Contribution Percentage shall be zero.

              (b) "Actual Contribution Percentage Test" means the test described in Section 5.03 hereof.

       1.05 "Average Actual Contribution Percentage" means the average of the Actual Contribution Percentages of all Members for a given Plan Year.




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       1.06  "Allocation  Date" means  December  31,  1997 and each  anniversary thereof.

       1.07 "Applicable Law" means the Code or ERISA, as hereinafter defined.

       1.08 "Beneficiary" means the person or persons (including a trust, or the estate of the Member) designated by the Member to receive the balance, if any, of the Member's Account upon the Member's death, either before or after retirement. In addition to designating a primary Beneficiary, a Member may designate a secondary Beneficiary to receive the death benefit in the event the primary Beneficiary does not qualify or survive. If the deaths of the Member and his Beneficiary occur within 30 days of one another as the result of a common disaster, the Member shall be deemed to have survived his Beneficiary for all purposes of the Plan. If no Beneficiary has been designated, or if for any reason no person designated as a Beneficiary survives the Member or qualifies as a Beneficiary, any death benefit payable hereunder upon the Member's death shall be paid in a lump sum to the spouse of the Member, and if there is no spouse, to the Member's estate.

       If the designated Beneficiary survives the Member but dies before receiving the entire death benefit otherwise payable (and he is not survived by a secondary Beneficiary, or the secondary Beneficiary also dies), the remainder shall be paid in a lump sum, to the estate of the last surviving designated Beneficiary.

        Notwithstanding the foregoing, with respect to any beneficiary designation the spouse of the Member shall be the primary Beneficiary unless the spouse of the Member consents to the naming of another primary Beneficiary. Such consent shall be in writing, shall acknowledge the effect of such consent, and shall be witnessed by a notary public; provided, however, that if it is established to the satisfaction of the Committee that the spouse of the Member cannot be located, such consent will not be required. Any such consent shall only be effective with respect to the spouse who gives the consent. Once the spouse has consented, the Member may change his Beneficiary at any time by filing with the Committee a new Beneficiary designation on a Prescribed Form.

       1.09      "Board" means the Board of Directors of the Company.

       1.10 "Break in Service" means a Break in Service as defined in Section 3.03.

       1.11 "Code" means the Internal Revenue Code of l986 as it now exists or may from time to time be amended.

       1.12  "Committee"  means  the  Administrative  Committee  referred  to in
Section 10 hereof.

       1.13 (a) "Company" means National Home Health Care Corp., a corporation organized under the laws of the State of Delaware, and any organization which is a successor thereto.

              (b) "Company Stock" means the common stock of the Company.

       1.14 (a) "Compensation" means, with respect to any Plan Year, the total remuneration paid to an Employee during such Plan Year and reportable for purposes of Federal Tax Form W-2, plus any contributions made to Account A by such Employee during such Plan Year.

              (b)(1) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provisions of the Plan to the contrary, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

              (2) Any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

              (3) If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

       1.15 "Deferred Retirement" means the continued employment of an Active Member after his Normal Retirement Date.

       1.16   (a) "Effective Date" means March 1, 1986.

              (b) "Amendment Date" means April 1, 1997.

       1.17 (a) "Employee" means any person employed by the Company. Employee shall also include any Leased Employee deemed to be an Employee as provided in Sections 414(n) or (o) of the Code, but only to the extent necessary to meet the requirements of the provisions set forth in Section 414(n)(3) of the Code.

              (b) "Eligible Employee" means an Employee who is not an Ineligible Employee.

              (c) "Ineligible Employee" means an Employee who is ineligible for membership in the Plan because the Employee is covered under a collective bargaining agreement entered into by his employer and employee representatives, between whom retirement benefits were the subject the subject of good faith bargaining, unless such agreement expressly provides for the coverage of Employee under this Plan.

              (d) "Highly  Compensated  Employee"  means,  effective  January 1,
1997:

                     (1) an Employee who is a 5-Percent Owner (as defined in Section 416 of the Code) during the Plan Year or the preceding Plan Year; or

                     (2) an Employee who, during the preceding Plan Year, had Code Section 415(c)(3) Compensation in excess of $80,000.

                     (3) If the Employer so elects, in accordance with rules and procedures promulgated by the Secretary of the Treasury, Highly Compensated Employees listed in (2) above shall be limited to those Employees in the "top paid group" (defined for these purposes as the top 20% of Employees when ranked on the bases of Code Section 415 Compensation for the year, determined after excluding those Employees described in Code Section 414(q)(5), (8) and (9).

                     (4)  The  determination  of  who  is a  Highly  Compensated
Employee shall be made in accordance with Code Section 414(q) and the Regulations promulgated thereunder.

              (e) "Non-Highly Compensated Employee" means any Eligible Employee who meets the requirements of Section 2.01 and who is not a Highly Compensated Employee.

       1.18 (a) "Employer" means each of the following business entities (except that, in adopting the Plan for the benefit of its employees, such business entity may limit the application of the Plan to one or more of its divisions, locations or operations):

                     (1) the Company;

                     (2) any subsidiary, affiliated or associated corporation (or a partnership or sole proprietorship) or other Related Company, as hereinafter defined, which elects to participate herein pursuant to Section l2.05; and

                     (3) any predecessor thereof or successor thereto.

       Exhibit A hereof shall contain a list of all participating Employers indicating, for each such Employer, its name and date of participation, and any special provisions with respect to the recognition or nonrecognition of previous employment with such Employer as Service under this Plan, and any other special provisions.

       1.19 (a) "Employer Discretionary Contribution" means a contribution made by an Employer pursuant to Section 5.01 and allocated pursuant to Section 5.04.

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              (b) "Employer Matching  Contribution" means a contribution made by an Employer pursuant to Section 5.01 and allocated pursuant to Section 5.03.

       1.20 "Entry Date" means the first day of each calender quarter.

       1.21 "ERISA" means the Employee Retirement Income Security Act of l974 as it now exists or may from time to time be amended.

       1.22 "Hour of Service" means the unit of Service with an Employer as described in Section 3.0l.

       1.23 (a) "Member" means any person who is included in the membership of this Plan as provided in Section 2, and who is currently an Active Member, Inactive Member, Retired Member, Disabled Member or a Suspended Member.

              (b) "Active Member" means a Member who is working for an Employer and who is an Eligible Employee.

              (c)  "Inactive   Member"  means  a  Member  whose  employment  has
terminated and who is entitled to, but has not commenced to receive, benefits in accordance with the provisions of Section 6.03.

              (d) "Retired Member" means a Member who has retired under this Plan in accordance with its provisions and has not as yet received all of the payments due to him from his Account, and shall include a formerly Inactive Member from the time he commences receiving benefits. The term "Retired Member" shall include a Disabled Member, except where the context shall clearly indicate to the contrary.

              (e) "Disabled Member" means a Retired Member who is disabled and who is receiving or is entitled to receive the value of his Account as provided in Section 6.02.

              (f) "Suspended Member" means a previously Active Member who is still working for an Employer and has not incurred a Break in Service, but who has become an Ineligible Employee.

       1.24 "Military Service" means a leave of absence from active employment of an Employer during which the Employee was in the Armed Forces of the United States of America if, after termination of such service, the Employee reenters the employ of an Employer during the period while his reemployment rights are protected by law without any intervening employment elsewhere.

       In the event a person in Military Service fails to return to the employ of an Employer, as provided herein, he shall be considered as having terminated his employment as of the commencement of such Military Service.

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       1.25      "Named Fiduciary" means:

              (a) with respect to the  administration of the terms of this Plan,
other  than  the  review  procedure   described  in  Section  l0.02(c)  and  the
administration of the Trust Fund, the Committee;

              (b) with respect to the review procedure detailed in Section l0.02(c), the reviewer appointed pursuant thereto; and

              (c) with respect to the administration of the Trust Fund, the Trustee.

       1.26 "Normal Retirement Age" means the Member's 65th birthday. "Normal Retirement Date" means the first day of the calendar quarter coinciding with or next following the Member's attainment of his Normal Retirement Age..

       1.27 "Permitted Leave" means any leave of absence approved by an Employer, for a period which shall not be in excess of two years, provided that upon termination of such leave of absence the Employee promptly returns to the employ of an Employer, without intervening employment (other than Military Service), except with the consent of an Employer. In the granting of any such leave, an Employer shall act in a uniform and nondiscriminatory manner with respect to all Employees similarly situated.

              In the event a person on Permitted Leave fails to return to the employ of an Employer, as provided herein, he shall be considered as having terminated his employment as of the commence ment of the Permitted Leave.

       1.28 "Plan" means the National Home Health Care Corp. Savings and Stock Investment Plan as described herein, and as it may from time to time be amended, which Plan is intended to be a profit sharing plan pursuant to the relevant provisions of the Code.

       1.29       "Plan Administrator" means the Committee.

       1.30 "Plan Year" means, effective January 1, 1997, a 12-month period beginning on January 1st and ending on the next succeeding December 31st. The Plan Year shall be the limitation year for purposes of Section 415 of the Code and Section 5.05 hereof.

       1.31 "Prescribed Form" means an administrative form prepared and made available by the Committee, which is prescribed by the Committee for use in applying for a benefit or in filing an elec tion with respect to a benefit under this Plan.

       1.32 (a) "Qualified Matching Contribution" means an Employer Matching Contribution that is allocated to a Member's Account A for purposes of satisfying the Actual Deferral Percentage Test and/or the Actual Contribution Percentage Test, as determined by the Committee.

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              (b)  "Qualified  Non-Elective  Contributions"  means any  Employer contribution other than a Tax-Deferred Contribution or an Employer Matching Contribution that is allocated to a Member's Account A or B for purposes of the Actual Contribution Percentage Test and the Actual Deferral Percentage Test.

       1.33 "Related Company" means any business entity which, together with the Employer is:

              (a) Included within a "Controlled  Group of  Corporations",  under
Section 4l4(b) of the Code;

              (b) Included within a commonly controlled group, under Section 4l4(c) of the Code;

              (c) Included in an affiliated service group under Section 4l4(m) of the Code;

              (d) Required to be aggregated with the Employer under Section 414(o) of the Code.

       "Related Company" includes any division, location or operation of any Employer not included in Exhibit A.

       For purposes of Section 5.05, the determination of whether a Related Company is included in a "Controlled Group of Corporations" shall be made by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" whenever it appears in Section 1563(a)(1) of the Code.

       1.34 "Service" and all terms related thereto shall have the meanings described in Section 3.

       1.35 "Tax-Deferred Contributions" means a contribution made by means of payroll deduction pursuant to Section 5.02(a).

       1.36 (a) "Trust Fund" means all the assets which are held by the Trustee for the purposes of this Plan.

              (b) "Fund" or "Funds" mean the investment vehicles made available to Members, as described in Section 7.01.

       1.37 "Trustee" means the Trustee or Trustees named in the Trust Agreement referred to in Section 11 hereof and any additional or successor Trustee or Trustees from time to time acting as Trustee of the Trust Fund as provided in
Section 11.02. "Trustee" shall be deemed to refer to the plural as well as to the singular, except where the context otherwise requires.

       1.38 "Valuation Date" means the last day of each calendar quarter.




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       1.39  "Year of  Service"  means  certain  Service  with the  Company,  as described in Section 3.0l(c).

SECTION 2  MEMBERSHIP
---------------------

       2.01 Eligibility Requirements:

              Every Eligible Employee who is a Member of the Plan as of the Amendment Date shall continue as a Member.

              On and after the Amendment Date, each other Eligible Employee shall become a Member on the Entry Date coincident with or next following the date he shall have attained age twenty-one (21) and completed one Year of Service.

              Notwithstanding the foregoing, any Eligible Employee who was employed by the Company on March 31, 1997 shall become a Member of the Plan on the earlier of the January 1 or July 1 coincident with or next following attainment of age eighteen (18) and completion of six (6) consecutive months of service with the Company or, if earlier, the date he would become a Member pursuant to the preceding paragraph.

              Each Eligible Employee upon becoming a Member shall be deemed conclusively, and for all purposes, to have assented to the terms and provisions of this Plan and shall be bound thereby.

              Every Eligible Employee shall be notified of his eligibility by his Employer and shall designate in writing, on a Prescribed Form filed with the Committee, a Beneficiary or Beneficiaries to receive the balance in the Member's Account, if any, in the event that the death of the Member should occur before such entire balance has been paid to the Member.

       2.02   Change in Employment Status:

              (a) Change From Eligible to Ineligible Status. If an Active Member becomes an Ineligible Employee because of a change in his employment status (including a transfer to the employ of a Related Company which is not an Employer), he shall not be deemed to have incurred a Break in Service, but shall become and shall remain a Suspended Member for so long as he remains in such status, and the following special provisions shall apply:

                     (1) The Active Member who becomes an Ineligible Employee because of a change in his employment status shall become a Suspended Member as of the date of his change in status.

                     (2) While he is a Suspended Member, he shall retain credit for Vesting Service earned prior to becoming a Suspended Member and his continued employment with such

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Related Company while a Suspended Member shall be counted as part of his Vesting
Service to the extent that the requirements of Section 3.02 are satisfied.

                     (3) His Accounts shall continue to be revalued in accordance with Section 7.03 but he shall no longer share in the allocation of any contributions or forfeitures unless and until he again becomes an Active Member.

                     (4) When a Suspended Member's employment terminates for any reason, including retirement or death, he (or, in the event of his death, his Beneficiary) shall be entitled to the benefits provided under the applicable provisions of Section 9.

              (b) Change from Ineligible to Eligible Status. If a person who has been an Ineligible Employee becomes an Eligible Employee because of a change in his employment status (including a transfer to an Employer from the employ of the Company or from a Related Company which is not an Employer), the following special provisions shall apply:

                     (1) His prior employment while an Ineligible Employee shall be counted as part of his Service for eligibility purposes. After becoming an Eligible Employee he shall become an Active Member as of the first Entry Date on which he satisfies the requirements of Section 2.0l; provided, however, that if he was previously an Active Member in the Plan, he shall automatically be come an Active Member as of the date on which he becomes an Eligible Employee.

                     (2) His prior employment while an Ineligible Employee shall be counted as part of his Vesting Service to the extent that the requirements of
Section 3.02 are satisfied (or would have been satisfied had such employment been with an Employer).

              (c) Transfer Between Employers. In the event that a Member leaves the employ of one Employer to enter directly into the employ of another Employer, he shall not be deemed to have terminated his membership hereunder but shall be considered for all purposes of this Plan thereafter as an Employee of the succeeding Employer from the date of such transfer. Any such transferred Member shall receive credit for his aggregate Service with all Employers.

SECTION 3  CREDITING OF SERVICE
-------------------------------

       3.0l   Service in General:

              (a) The term "Service" means employment with an Employer. However, the determination of whether and to what extent "Service" includes employment with any business entity prior to the date on which it became part of the Company or a Related Company shall be made by reference to the portion of Exhibit A hereof applicable to such entity.

              (b) Terms such as "employment with an Employer", "Service with an Employer" and "working for an Employer" shall include employment with a Related Company which is not an

Employer, but only for the purpose of determining an Employee's eligibility for membership in the Plan, or his eligibility for benefits under the Plan, under the limited circumstances described in Section 2.02.

              (c) The term "Year of Service" means a l2-month computation period during which an Employee completes not less than l,000 Hours of Service.

                     (1) For eligibility purposes, the computation period shall be the twelve (12) month period commencing on an Eligible Employee's employment commencement date (the "Initial Eligibility Computation Period").

                     (2) Notwithstanding the foregoing, if an Eligible Employee does not complete a Year of Service during the Initial Eligibility Computation Period, the computation period shall be the Plan Year beginning after such Eligible Employees' employment commencement date.

              (d) In determining whether an Employee has a sufficient number of Hours of Service to be eligible for membership in the Plan and eligible for a benefit under any provision hereof, the Employee will be credited with one Hour of Service for each hour for which either:

                     (l) he is paid or entitled to payment by an Employer, for the performance of duties during the applicable Plan Year in which the duties were performed, or

                     (2) he is paid or entitled to payment by an Employer for reasons (such as vacation, holiday, sickness, temporary disability, lay-off, jury duty or Permitted Leave) other than for the performance of duties, during the applicable Plan Year, with the particular Hour of Service to be counted in the Plan Year in which the period during which no duties are performed occurs, subject to the provisions of paragraph (e) below, or

                     (3) back pay (irrespective of mitigation of damages) is awarded or agreed to by the Employer, with the particular hour (which is not included in (l) or (2) above) to be counted in the Plan Year to which the award for back pay pertains.

              (e) Notwithstanding the provisions of (d) above:

                     (l) If an Employee's work records are not kept on an hourly basis, then his actual number of hours worked need not be determined but, in lieu thereof, a determination shall be made as follows:

                            (A) He shall be  credited  with one week of  Service
for each week in which he would have been credited with at least one Hour of Service pursuant to (d) above.

                            (B) He shall be  credited  with one Year of  Service
for each Plan Year in which he is credited with at least 23 weeks of Service under (A) above (with such completion of

23 weeks of Service being the equivalent of having completed l,000 Hours of Service during such year).

                            (C) He shall be deemed to have  incurred  a Break in
Service if, during any Plan Year, he is not credited with at least l2 weeks of Service under (A) above (with such completion of l2 weeks' Service being the equivalent of having completed 50l Hours of Service during such year).

                     (2) For the purpose of determining the number of hours to be credited under paragraph (d)(2) above, an Employee shall be credited with the number of hours determined under Labor Department Regulations 2530.200b-2(b) and
(c). However, he shall not be credited with any Hours of Service for any hours compensated under a program run or required solely for the purpose of complying with applicable workman's compensation, unemployment compensation or disability insurance laws and in any event, he shall not be credited with more than 50l Hours of Service under paragraph (d)(2) above during any continuous period in which no duties are performed.

                     (3) The determination of an Employee's period of Service prior to the Effective Date shall be based on the records maintained with respect to this Plan and any other related records and need not be based on hours actually worked.

              (f) Periods of employment with two or more Employers (or, if applicable, with an Employer and a Related Company which is not an Employer) at the same time shall not create more than one period of Service for purposes of this Section 3.

              (g) Any special provisions applicable to the determination of Service with a particular Employer shall be set forth in Exhibit A hereof.

       3.02   Vesting Service:

              For purposes of determining a Member's Vested Percentage of his Accounts pursuant to Section 6.03, or eligibility for a benefit under any other provision hereof, each Member's Vesting Service shall be equal to the sum of (a) and (b):

              (a) A Member shall be credited with one year of Vesting Service for each Plan Year in which he completes a Year of Service after he first completes an Hour of Service (or since his return to Service following his last Break in Service, if any); and

              (b) any other Service completed prior to a Break in Service, if any, to the extent that credit for such Service has been restored pursuant to
Section 3.04.

       3.03   Break in Service.:

              An Employee will be deemed to have incurred a "Break in Service" as of the first day of each computation period in which he fails to complete more than 500 Hours of Service (or its l2- week equivalent determined under Section 3.0l(e)) whether such failure is the result of his absence from the employ of an Employer (other than for Military Service or a Permitted Leave), or of any change in the nature of his employment. In the event a Member has a Break in Service, he will forfeit all benefits accrued under the Plan, except to the extent vested pursuant to Section 6.03, subject to Section 3.04.

              Solely for purposes of determining whether a Break in Service for eligibility and vesting purposes has occurred, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per each day of such absence. For purpose of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of a birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following computation period. Hours of Service shall not be credited to an Employee under this paragraph unless such Employee furnishes to the Committee such timely information as the Committee may require to establish that the absence from employment is for the reasons described above and to establish the number of days for which there was such an absence. No more than 501 Hours of Service shall count for any such absence.

       3.04   Restoration of Vesting Service:

              (a) Except as otherwise provided in (b) below, if an Employee returns to Service following a Break in Service, his Vesting Service completed prior to the Break in Service shall be restored as soon as he has completed one Year of Service.

              (b) The Vesting Service credited prior to a Break in Service shall not be restored upon a return to Service if (1) the Employee had a Vested Percentage of zero under Section 6.03 at the time of the Break in Service and
(2) the number of consecutive Breaks in Service equals or exceeds the greater of five or his aggregate Vesting Service prior to such Break in Service.

       3.05   Restoration of Eligibility Service:

              (a) If a Member separates from Service he shall become a Member on the Entry Date following his return to Service as an Eligible Employee.

              (b) An Eligible Employee who was not a Member upon his prior termination of Service shall be treated as a new Employee upon a return to Service and shall become a Member in accordance with the provisions set forth in
Section 2.01.

SECTION 4  VOLUNTARY EMPLOYEE CONTRIBUTIONS
-------------------------------------------


       4.01 There are no post-tax Voluntary Employee Contributions permitted under this Plan.

SECTION 5  CONTRIBUTIONS
------------------------

       5.0l   Employer Contributions:

              Each Employer shall contribute for each Plan Year an amount to be determined by the Employer, taking into account the Member's Tax-Deferred Contributions under Section 5.02, the Employer Matching Contributions allocated pursuant to Section 5.03, and the Employer Discre tionary Contributions, if any, allocated pursuant to Section 5.04. However, in no event shall the amount contributed by the Employer exceed the maximum amount deductible under the applicable provisions of the Code. Contributions under Section 5.02 shall be made as soon as is practicable, but in no event later than the fifteenth (15th) business day of the month following the month during which they are received by the Employer or would otherwise have been payable to the Employee in cash. Contributions under Sections 5.03 and 5.04 shall be made not later than the due date of the Company's Federal income tax return (including extensions) for the Plan Year.

              Except as otherwise provided herein, any and all contributions made by an Employer shall be irrevocable and shall be transferred to the Trustee and held as provided in Section 11, to be used in accordance with the provisions of this Plan, in providing the benefits and paying the expenses thereof. Neither such contributions nor any income therefrom shall be used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries, and payment of reasonable and necessary administrative expenses of this Plan.

       5.02   Members' Tax-Deferred Contributions:

              (a) A Member may elect to defer receipt of a portion of his Compensation, and to have contributed by the Employer on his behalf to his Account A for any Plan Year, an amount equal to a whole percentage of his Compensation; provided, however, that the total amount of such contributions cannot exceed 15% of such Compensation; and further provided that in any calendar year, the total of such contributions made under this Plan and any other plan, contract or arrangement maintained by the Company or by a Related Company may not exceed $9,500 or such higher amount as is permitted under
Section 402(g)(5) of the Code. Such contributions shall be made by means of payroll deductions, as designated by the Member by filing a Prescribed Form with the Committee no less than fifteen (15) days prior to the date such payroll deduction is to be made with respect to any Plan Year.

              (b) Any election or change in election with respect to the rate of Tax-Deferred Contributions shall be made to the Committee on a Prescribed Form, effective as of the Entry Date next following such election, and such Prescribed Form must be filed with the Plan Administrator no less than fifteen (15) days prior to the effective date of the change.

              (c) A Member may change his rate of Tax-Deferred Contributions a maximum of four (4) times per Plan Year.

              (d) Notwithstanding anything contained herein to the contrary, any Member who receives a hardship withdrawal pursuant to Section 8.01:

                     (1) May not make Tax-Deferred Contributions pursuant to this Section 5.02 for a period of 12 months following the date of such hardship withdrawal;

                     (2)  Will  be  limited   in  the  amount  of   Tax-Deferred
Contributions he may make in the calendar year following the year of the hardship withdrawal to an amount equal to (A) below, minus (B), below:

                            (A) the  applicable  limit for said Plan year  under
Section 402(g)(5) of the Code;

                            (B)  the  amount  of  such   Member's   Tax-Deferred
Contributions in the calendar year of the hardship withdrawal.

              (e) Effective January 1, 1997 and notwithstanding the foregoing, the Average Actual Deferral Percentage for Highly Compensated Employees for any Plan Year shall not exceed the greater of (1) or (2) below, as follows:

                     (1)  The  Average  Actual   Deferral   Percentage  for  the
Non-Highly Compensated Employees for the prior Plan Year times 1.25, or

                     (2) The Average Actual Deferral Percentage for Non-Highly Compensated Employees for the prior Plan Year times 2.0, provided that the Average Actual Deferral Percentage for Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Non-Highly Compensated Employees for the prior Plan Year by more than two percentage points.


              (f)  The   Committee   may   require  any  Member  to  reduce  his
contribution to a specified rate or to suspend his contribution so that the Plan will satisfy the requirement of either (e)(1) or (e)(2) above.

              (g) The Employer may remedy any failure to satisfy the Actual Deferral Percentage Test by any combination of the following:

                     (1) Making Qualified Matching Contributions in an amount necessary to satisfy such requirements;

                     (2) Distributing to each Highly Compensated Employee an amount determined in accordance with Section 5.07(b) hereof;

                     (3) Making a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Members in an amount sufficient to satisfy
(e)(1) or (e)(2) above. Such contribution shall be allocated to the Member's Account A in the following manner: (i) to the Non-Highly Compensated Member with the lowest Eligible Compensation for the Plan Year up to the maximum permitted by Section 5.05; (ii) if additional contributions remain unallocated, to the Non-Highly Compensated Member with the second lowest Compensation for such Plan Year up to the maximum permitted by Section 5.05, and (iii) thereafter, if any contributions are yet unallocated, to each Non-Highly Compensated member in the order of his Compensation as set forth until all such contributions have been allocated; or

                     (4) Taking any other action permitted by Section 401(k) of the Code and the Regulations promulgated thereunder, the provisions of which are incorporated herein by reference.

       5.03   Employer Matching Contributions:

              (a) For each Plan Year, the Employer shall contribute, on behalf of each Member, an amount equal to one hundred (100%) percent of the amount of such Member's Tax-Deferred Contributions; provided, however, that in no event shall the Employer Matching Contribution on behalf of any Member for a given Plan Year exceed 2.5% of such Member's Compensation for said Plan Year.

              (b) Employer Matching Contributions shall be allocated to the Account B of each Member.

              (c) Effective January 1, 1997 and notwithstanding the foregoing, the Average Actual Contribution Percentage for Highly Compensated Employees for any Plan Year shall not exceed the greater of (1) or (2) below, as follows:

                     (1) The Average Actual Contribution Percentage for the Non-Highly Compensated Employees for the Prior Plan Year times 1.25, or

                     (2) The Average Actual Contribution Percentage for Non-Highly Compensated Employees for the prior Plan Year times 2.0, provided that the Average Actual Contribution Percentage for Highly Compensated Employees does not exceed the Average Actual Contribution Percentage for Non-Highly Compensated Employees for the prior Plan Year by more than two percentage points.

              (d) The Committee may require any Member to reduce his Tax-Deferred Contributions to a specified rate or to suspend his Tax-Deferred Contributions so that the Plan will satisfy the Actual Contribution Percentage Test.

              (e) The Employer may remedy any failure to satisfy the Actual Contribution Percentage Test by any combination of the following:

                     (1) Making Qualified Non-Elective Contributions in an amount necessary to satisfy such requirements;

                     (2) Distributing to each Highly Compensated Employee an amount determined in accordance with Section 5.07(c) hereof; or

                     (3) Taking any other action permitted by Section 401(m) of the Code and the Regulations promulgated thereunder, the provisions of which are incorporated herein by reference.

       5.04   Employer Discretionary Contributions:

              (a) Members Eligible to Share in Contribution Allocation.

              Each Employer's Discretionary Contributions for each Plan Year shall be allocated to the Accounts C of Active Members who are Employees as of the Allocation Date in accordance with (b), below.

              (b) Allocation of Employer Discretionary Contributions.

              Any Employer Discretionary Contributions for a Plan Year plus any forfeitures determined pursuant to Section 6.05 shall be allocated to each eligible Active Member's Account C, as of the Allocation Date, in the ratio that the eligible Active Member's Compensation bears to the Compensation of all such Active Members.

       5.05.  Maximum Annual Additions.

              The maximum "annual addition", as hereinafter defined, for any Member shall be the lesser of $30,000 (or such higher limit as permitted by Applicable Law) or 25% of the Member's total Compensation from any Employer during the Plan Year (which shall be the limitation year for purposes of Section 4l5 of the Code).

              The annual addition for a Member shall be the sum of

                     (l) the total contributions allocated to the Accounts of such Member for the Plan Year, and

                     (2) any forfeitures allocated to the Member's Accounts for such Plan Year.

                     The annual addition for any Member shall include all such contributions and forfeitures under this or any other plans of any Employer and any Related Company, whether or not terminated, which constitute "defined contribution" plans as defined in Section 4l4(i) of the Code.

                     The provisions of Section 415 of the Code are incorporated herein by reference.

       5.06   Return   of   Contributions   to   an   Employer   Under   Certain
Circumstances:

              Notwithstanding the provisions of Section 5.0l, to the extent permitted by Applicable Law, Employer contributions shall be returned to the Employer under the following circumstances:

              (a) Mistake

              If and to the extent that any contribution was made by a mistake in fact, the Committee may direct the Trustee to return the excess of the contribution made over the amount that would have been made had there not occurred a mistake of fact. Said contribution shall be returned within one year after the payment of such contribution, and the Account of any Member affected shall be adjusted accordingly.

              Any Employer Matching Contribution which is attributable to any contribution which must be returned under Section 5.07 shall be deemed to have been made under a mistake of fact, and shall be returned to the Employer within 2-1/2 months after the end of the applicable Plan Year.

              (b) Nondeductibility

              If and to the extent that the Internal Revenue Service determines that a contribution is not deductible under Section 404 of the Code, the Committee may direct the Trustee to return the contribution made by a mistake in determining the amount of the deduction to the Employer, or by a good faith mistake in determining the deductibility of the contribution, in an amount equal to the excess of the money contributed over the amount that would have been contributed had there not occurred a mistake in determining the amount of the deduction or the deductibility of the contribu tion, at any time within one year after the date of disallowance, and the Account of any Member affected shall be adjusted accordingly.

              Every contribution made to this Plan is expressly conditional upon deductibility under Section 404 of the Code.

              (c) Adjustments

              Any contribution returned pursuant to this Section 5.06 shall be reduced to reflect its proportionate share of Trust Fund losses, if any, attributable to such excess contribution. Any earnings attributable to such excess contribution may not be returned to the Employer.

              (d) Limitation on Rights

              Notwithstanding any provision of this Plan to the contrary, the right or claim of any Member or Beneficiary to any asset of the Fund or to any benefit under the Plan shall be subject to and limited by the provisions of this
Section 5.06.

       5.07   Return of Contributions to a Member:

              (a) Return of Excess Tax-Deferred Contributions:

              In the event that any Member's Tax-Deferred Contributions for a given taxable year made to this Plan or to any other Plan described in Sections 401(k) or 403(b) of the Code maintained by the Employer exceeds $9,500 (or such higher amount as is permitted under Section 402(g)(5) of the Code), the Member may, prior to March 1st of the following calendar year, allocate the amount of such excess deferral among the plans under which such deferrals were made and notify the Committee of the amount of such allocation. Following such notification, the Committee shall, prior to the April 15th of the calendar year following the year of the excess deferral, distribute to such Member the amount of such excess deferral plus the earnings or minus the losses thereon.

              (b) Return of Excess Contributions

                     (1) In the event that the Plan does not satisfy the Actual Deferral Percentage Test with respect to a Plan Year (immediately following any corrective actions taken pursuant to Section 5.02(g)), such Excess Contributions (plus earnings or minus losses thereon) shall be distributed to the Member no later than two and one-half months after the close of the applicable Plan Year.

                     (2)   Effective   January  1,  1997,   the  amount  of  any
distribution made under this Section 5.07(b) shall be determined as follows:

                            (A) First,  the Actual  Deferral  Percentage  of the
Highly Compensated Employee with the highest dollar amount of Tax-Deferred Contributions for the Plan Year shall be reduced to the extent necessary to satisfy either the Actual Deferral Percentage Test or to cause the Actual
Deferral  Percentage  of such  Highly  Compensated  Employee to equal the Actual
Deferral Percentage of the Highly Compensated Employee with the next such highest Actual Deferral Percentage.

                            (B)  Secondly,  the above  process shall be repeated
until the Actual Deferral Percentage Test is satisfied.

                            (C) The  amount of "Excess  Contributions"  shall be
the amount by which a Highly Compensated Employee's Tax-Deferred Contributions are reduced pursuant to this Section 5.07.

                            (D) Income (or loss)  shall be  allocated  to Excess
Contributions for both the Plan Year to which the Excess Contributions relate and the period between the end of such Plan Year and the date of distribution.

              (c) Return of Excess Aggregate Contributions

                     (1) In the event that the Plan does not satisfy the Actual Contribution Percentage Test for a Plan Year (immediately following any corrective actions taken pursuant to Section 5.03(e)) such Excess Aggregate Contributions (plus earnings or minus losses thereon) shall be distributed to the Member no later than two and one-half months after the close of the applicable Plan Year.

                     (2)   Effective   January  1,  1997,   the  amount  of  any
distribution made under this Section 5.07(c) shall be determined as follows:

                            (A) First, the Actual Contribution Percentage of the
Highly Compensated Employee with the highest dollar amount of Employer Matching Contributions for the Plan Year shall be reduced to the extent necessary to either satisfy the Actual Contribution Test or to cause the Actual Contribution Percentage of such Highly Compensated Employee to equal the Actual Contribution Percentage of the Highly Compensated Employee with the next such highest Actual Contribution Percentage.

                            (B)  Secondly,  the above  process shall be repeated
until the Actual Contribution Percentage Test is satisfied.

                            (C) The amount of "Excess  Aggregate  Contributions"
shall be the amount by which the Highly Compensated Employee's Employer Matching Contributions are reduced pursuant to this Section 5.07.

                            (D) Income (or loss)  shall be  allocated  to Excess
Aggregate Contributions for both the Plan Year to which the Excess Aggregate Contributions relate and the period between the end of such Plan Year and the date of distribution.

       5.08   Multiple Use of Alternative Limitation

              Notwithstanding the foregoing, in no event shall there occur multiple use of the alternative limitation (which is defined for these purposes as the 200 percent or 2 percentage point limits contained in Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) of the Code and Sections 5.02(e)(2)
and 5.03(c)(2) of this Plan).

              (a) Determination of Multiple Use

              Multiple use of the alternative limitation occurs if all of the conditions set forth in Regulation 1.401(m)-2(b) are satisfied.

              (b) Correction of Multiple Use

                     (1)  Effective  January  1,  1997,   multiple  use  of  the
alternative limitation shall be corrected by reducing the Actual Deferral Percentage for all Highly Compensated Employees in an amount necessary to satisfy the Actual Deferral Percentage Test (without reference to the alternative limitation), in the manner set forth in Section 5.07(b)(2) hereof.

                     (2) Notwithstanding the foregoing, the Employer may elect to correct any multiple use of the alternative limitation by making Qualified Non-Elective Contributions for Non-Highly Compensated Employees in an amount necessary to satisfy the Actual Deferral Percentage Test (without regard to the alternative limitation) and/or use any other corrective action permitted by the relevant provisions of the Code and Regulations, which are incorporated herein by reference.

SECTION 6  BENEFITS
-------------------

       6.0l   Normal Retirement:

              Upon a Member's retirement after attaining his Normal Retirement Date, there shall be payable to such Member the value of his Accounts, in the manner and at the time specified in Section 9.

       6.02   Disability Retirement:

              Upon a Member's retirement by virtue of his having become totally and permanently disabled, as determined by a physician satisfactory to the Committee, to such a degree that he is unable to perform his duties for any Employer, the Member shall be fully vested in the value of his Accounts. The Member's Account shall be paid to him in the manner and at the time specified in
Section 9.

       6.03   Termination of Employment:

              (a) A Member's interest in his Account A and Account B shall always be fully vested and non-forfeitable. A Member shall have a vested interest in his Account C, determined as of the date of termination of employment, by multiplying the balance in his Account C by the Vested Percentage determined in accordance with the following schedule:

              Completed Years of                     Vested Percentage
              Vesting Service                        In Account C
              ------------------                     -----------------

             Less than 2 years                                 0%
             2 years but less than 3 years                    20%
             3 years but less than 4 years                    40%
             4 years but less than 5 years                    60%
             5 years but less than 6 years                    80%
             6 years or more                                 l00%

              (b) Notwithstanding the foregoing, a Member will be fully vested upon attaining his Normal Retirement Date.

              (c) Upon the termination of employment of a Member for any reason other than death, disability or retirement, the Vested Percentage of his Account C shall be determined as of his date of termination of employment, such Vested Percentage to be based on the Member's Years of Vesting Service as of such date.

              Payments  shall be made in the manner and at the time specified in
Section 9.

       6.04   Death

              (a) Upon the death of an Active Member, there shall be payable to his Beneficiary the value of the Member's Accounts.

              (b) Payment shall be made in the manner and at the time specified in Section 9.

              (c) A Member may change his designated Beneficiary at any time by filing a Prescribed Form with the Committee, subject to the consent of the spouse, if any. In the event that there is no designated Beneficiary living at the time of the Member's death, the balance of the Member's Account shall be paid as determined in Section 1.08.

       6.05   Forfeitures:

              (a) If a Member incurs five (5) consecutive one year Breaks in Service before his Account has become 100 percent vested pursuant to Section 6.03, the nonvested portion of his Account C shall be forfeited effective as of the Allocation Date occurring on the last day of the Plan Year in which the last day of the fifth consecutive Break in Service occurs. Until such Allocation Date, the nonvested portion of his Account C shall continue to be revalued, and, upon such Allocation Date, the amount forfeited shall be added to the amount of the Employer's Discretionary Contribution, if any, to the Plan for such Plan Year and allocated among the Active Members eligible to share in such contribution as provided in Section 5.04.

              (b)  Notwithstanding  the  foregoing,   if  a  Member  receives  a
distribution of his entire vested Account, the nonvested portion of such Account shall be forfeited as of the date of distribution.

              (c) For purposes of this Section 6.05, any Member who terminates employment with a Vested Percentage of zero shall be deemed to have received a distribution of the vested Account upon their termination of employment.

              (d) If any Member receives a distribution and returns to employment with any Employer prior to incurring five (5) consecutive one year Breaks in Service, any amount forfeited shall be reinstated first from amounts forfeited in the current Plan year and, to the extent necessary, from an additional Employer contribution.

SECTION 7A - INVESTMENT AND VALUATION OF ACCOUNT A
--------------------------------------------------

       7.01   Election of Investments/Account A:

              A Member shall, by filing a Prescribed Form with the Plan Administrator elect to have a percentage of his Account A (in increments of 10%) invested in any or all of the Funds made available by the Plan Administrator for the investment of Account A; provided, however, that if the total of such investments elected is less than 100%, or if no election is made, the Account in question will be invested in a money market fund or, if no such Fund is available, then the Fund offered that most closely resembles a money market fund. As of April 1, 1997, there are nine (9) available Funds.

       7.02   Change of Investments:

              (a)  Effective  July 1,  1997 and  subject  to the  provisions  of
Section 7.02(b), a Member may, by filing a Prescribed Form with the Plan Administrator, elect to change the amount of his Account A invested in each Fund, but such change may not be made more frequently than four times in any Plan Year, and may be made effective only as of the first day of a calendar quarter by giving notice in writing to the Plan Administrator on a Prescribed Form no less than fifteen (15) days prior to the date such change is to become effective.

              (b) Effective July 1, 1997, a Member may, as of the first day of any calendar quarter, elect to transfer up to twenty five (25%) percent of the value of his Account currently invested in Company Stock to and among the other available Funds. In no event, however, may a Participant transfer more than 2,500 shares of Company Stock at any time.

       7.03   Valuation:

              As of each valuation date, before one-half of the current valuation period allocation of contributions, any income earned of the Fund's assets shall be allocated in the same proportion that each Member's or Former Member's nonsegregated account, in each Fund, bears to the total of all

Members' and Former Members' nonsegregated account, in each Fund, as of such date. For purposes hereof, "valuation period" means any calendar quarter, and "income earned" means the net of the interest, dividends, unrealized
appreciation  and  depreciation,   capital  gains  and  losses,  and  investment
expenses.

              The Company Stock Fund shall be valued based on the bid price of Company Stock reported in the consolidated trading, prices for NASDAQ traded securities on the last trading date on or prior to the Valuation Date.

       7.04   Statement of Accounts:

              The Plan Administrator shall furnish to each Member, as soon as practicable after each Valuation Date, a statement of his Accounts.

SECTION 7B - TERMINATION AND VALUATION OF ACCOUNTS B AND C
----------------------------------------------------------

       7.01B  Investments:

                 The investment of that portion of the Trust Fund representing the sum of the Member's Accounts B and C shall be made by the Trustee in accordance with the provisions of the Trust Agreement.

       7.02B  Valuation:

              As of each Valuation Date, the Trustee shall determine the value of the Trust fund attributable to Accounts B and C. Said valuation shall be at fair market value.

       7.03B  Allocation of Insurance and Appreciation:

              As of each Valuation Date the increase (decrease) in the value of the Trust Fund attributable to all Members' Accounts B and C over (under) the value of that portion of the Trust Fund as of the preceding Valuation Date shall be allocated among the Members as of the current Valuation Date, in the proportion that the value of their respective Accounts B and C on the preceding Valuation Date bore to the total of such Account balances of all Members on such preceding Valuation Date.

              In computing the increase (decrease) in the value of the Trust fund under this Section 7.03B, there shall be included any amounts contributed thereto and any forfeitures reallocated as of the Allocation Date at the end of the preceding Plan Year. There shall be excluded from the value of the Trust Fund on such preceding Valuation Date, as well as from the value of the Trust Fund on the current Valuation Date, the amount of any Accounts segregated in accordance with Section 7A. There shall also be excluded from the value of the Trust fund on the preceding Valuation Date the amount of any payments made to Members or on their behalf after the preceding Valuation Date.

SECTION 8  WITHDRAWALS PRIOR TO SEPARATION FROM SERVICE
-------------------------------------------------------

       8.01   Hardship Withdrawals:

              A Member may make a withdrawal from his Accounts prior to separation from Service with an Employer if such withdrawal is necessary to satisfy immediate and heavy financial needs of the Member, which needs the Member is unable to meet from any other resource available to him. The amount of such withdrawal may not exceed the amount required to meet the immediate and heavy financial need, but in no event may any withdrawal from Account A exceed the Maximum Hardship Distributable Amount. The Committee shall determine the existence and amount of such financial need by applying uniform rules in a nondiscriminatory fashion.

              (a) A withdrawal will be deemed to be made on account of an immediate and heavy financial need of the Member if such withdrawal is on account of:

                     (1) Medical expenses described in Code Section 213(d) previously incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in Code Section 152) or necessary for these persons to obtain medical care described in Code Section 213(d);

                     (2) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member;

                     (3) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Member, his or her spouse, children, or dependents; or

                     (4) Payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence.

              (b) A withdrawal will be deemed necessary to satisfy an immediate and heavy financial need of a Member if all of the following requirements are satisfied:

                     (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Member, taking into account amounts necessary to pay any federal, state or local taxes or penalties reasonably anticipated to result from the distribution;

                     (2) The Member has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer;

                     (3)  The  plan,  and  all  other  plans  maintained  by the
Employer, provide that the Member's elective contributions and employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution; and

                     (4) The plan, and all other plans maintained by the Employer, provide that the Member may not make elective contributions for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) for such next taxable year less the amount of such employee's elective contributions for the taxable year of the hardship distribution.

              (c) For purposes of this Section 8.01, the term "Maximum Hardship Distributable Amount" is equal to the sum of (1), (2) and (3), below:

                     (1) The Member's Account A valued as of December 31, 1988;

                     (2) Any Tax-Deferred Contributions allocated to Account A between January 1, 1989 and the date of distribution;

                     (3) Value of the Employer Matching Contributions in the Member's Accounts A and B.

              (d) Notwithstanding the provisions of Section 8.01(c), any amounts invested in Company Stock that are not eligible to be reinvested in other Investment Funds also are not available for distribution on account of hardship as otherwise provided by Section 8.01.

       8.02   Ordering of Withdrawals:

              To the extent  allowable,  any  withdrawals  made pursuant to this
Section 8 shall be deemed to be made in the following order:

              (a) To the extent available, from the vested balance of the Member's Account C, valued as of the most recent Allocation Date;

              (b) To the extent available, from the Vested balance of the Member's Account B, valued as of the most recent Allocation Date;

              (c) To the extent  available,  and  subject to the  provisions  of
Section 8.01(c) and 8.01(d), from the Member's Account A.

SECTION 9  MANNER OF PAYMENT
----------------------------

       9.01   Retirement and Disability:

              Upon a Member's retirement or disability, there shall be payable to such Member the value of his Accounts determined as of the Valuation Date preceding the date of distribution.

       9.02   Death:

              Upon the death of a Member, there shall be payable to his Beneficiary the value of the Member's Accounts. Payment shall be in a single sum cash distribution (valued as of the Valuation Date preceding the date of distribution plus any contributions made since that date) within five (5) years of the Member's death.

              A Member may change his designated Beneficiary at any time by filing a Prescribed Form with the Committee, subject to Section 1.08. In the event that there is no designated benefici ary living at the time of the Member's death, the balance of the Member's Accounts shall be paid as determined in Section 1.08.

       9.03   Termination of Employment:

              Upon a Member's termination of employment, there shall be payable to such Member the vested interest in the Members Accounts, determined as of the Valuation Date preceding the distribution, plus any contributions made since that date.

       9.04   Time of Payment:

              (a) If the vested value of the Member's Account is and always has been $3,500 or less, payment under this Plan shall be made in a lump sum as soon as practicable after the Valuation Date immediately following the Member's retirement or termination of employment.

              (b) If the value of the Member's Account is or ever has been more than $3,500, payment shall be made as soon as is practicable following the date requested in writing by the Mem ber, on a Prescribed Form filed with the Committee, but in no event sooner than the Valuation Date following the date the Member terminated employment.

              (c) Notwithstanding anything herein to the contrary, the payment of benefits hereunder will begin not later than 60 days after the close of the Plan Year in which the later of the following shall occur:

                 (1)       the Member's Normal Retirement Date, or

                 (2) the date on which he actually retires or terminates employment.

                 Such benefit shall commence at that time even if no application therefor has been filed. If an application for benefits under this Plan is denied, the procedure described in Section l0.02 shall be applicable. If the amount prescribed by this Section cannot be ascertained by such date, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained under the Plan.

       9.05   Method of Payment:

              Any Member entitled to receive a distribution from the Plan in accordance with the provisions hereof shall receive said distribution in accordance with the following rules:

              (a) With respect to the value of a Member's Account as of December 31, 1992, the Member may elect (i) or (ii) below:

                     (i) a lump sum payment;

                     (ii) equal monthly installments over a period of 5, 10, 15 or 20 years, but in no event over a period in excess of the life expectancy of the Member or the joint life expectancies of the Member and the designated Beneficiary.

              (b) With respect to the value of a Member's Account in excess of the value of such Member's Account as of December 31, 1992, all payments shall be made in a lump sum.

              (c) All distributions shall be made in cash other than the value of a Member's Accounts attributable to the Company Stock Fund.

              (d) With respect to the value of a Member's Account attributable to the Company Stock Fund, such amount shall be paid in cash or Company Stock, as elected by the Member in writing on a Prescribed Form.

       9.06   Indirect Payment of Benefits:

              If any Member or Beneficiary is, in the judgment of the Committee, legally, physically or mentally incapable of personally receiving and receipting for any payment due hereunder, payment may be made to the guardian or other legal representative of such Member or Beneficiary or, if none, to such other person or institution that, in the opinion of the Committee, is then maintaining or has custody of such Member or Beneficiary. Such payment shall constitute a full discharge with respect thereto.

       9.07   Direct Transfers:

              (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

              (b) For purposes of this Section, the following definitions shall apply: (1) "An eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                     (2)  "An  eligible   retirement   plan"  is  an  individual
retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified plan described in
Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                     (3) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                 (4) A "direct rollover" is a payment by the plan to the eligible retirement plan specified by the distributee.

       9.08   Required Minimum Distributions:

              (a) Effective January 1, 1997 and solely with respect to a Member who is a "5-percent owner" as defined in Section 416 of the Code and Regulations issued thereunder, notwithstanding anything herein to the contrary, the following provisions shall apply in the event that the Member is actively employed by the Employer upon attainment of age 70 1/2:

                     (1) Distributions shall commence no later than the April 1 following the year in which such Member attains the age of 70 1/2. However, the Member may elect, on a Prescribed Form filed with the Committee, to receive his initial required distribution no later than December 31st of the Plan Year in which the Member attains age 70 1/2.

                     (2) The amount required to be distributed in a given Plan Year shall be calculated in accordance with the provisions of Code Section 401(a)(9) and the Regulations promulgated hereunder. A Member may elect, however, on a Prescribed Form filed with the Committee, to receive a distribution in an amount greater than the amount calculated in accordance with the preceding sentence.

                     (3) The Member may make an  irrevocable  election of (a) or
(b), below. However in the event that no election is made prior to the date that payments commence, (b), below will be deemed to have been elected:

                     (a) If the Beneficiary is the Member's spouse, their joint life expectancies shall be redetermined annually; if the Beneficiary is not the Member's spouse, the Member's life expectancy shall be redetermined annually.

                     (b) The Member's life expectancy, or the joint life expectancies of the Member and the Designated Beneficiary (if the Designated Beneficiary is the Member's spouse) shall not be redetermined after payments commence.

                     (4) The provisions of Code Section 401(a)(9) and the Regulations promulgated thereunder are incorporated herein by reference.

              (b) If a Member who is not a "5-percent owner" attains age 70 1/2 while an Employee on or after January 1, 1996, then he may elect, but is not required, to begin receiving benefits as otherwise provided in Section 9.08(a) herein. Such a Member may instead defer the receipt of benefits to any date but not beyond the April 1 following the calendar year in which occurs his actual retirement date.

SECTION l0  ADMINISTRATION OF PLAN
----------------------------------

       l0.0l  Administrative Committee:

              (a) General Duties of Committee.

              The Plan shall be administered by an administrative Committee. The Committee shall have the general responsibility for carrying out the provisions of the Plan. Except as otherwise provided in (f)(l), (2) or (3) below, the Committee shall not be responsible in any way for the application or for the administration of the Trust Fund.

              The Committee shall discharge its duties under the Plan solely in the interest of the Members of the Plan and their Beneficiaries in accordance with the provisions of the Plan insofar as they are consistent with the provisions of Applicable Law.

              The Committee shall discharge its duties under the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of a similar enterprise of a like character and with like aims.

              (b) Membership of Committee.

              The Committee shall be comprised of at least one person appointed from time to time by the Board and serving without compensation at the pleasure of the Board. The Committee may appoint from among its members a Chairman and it may appoint a Secretary, who may but need not be a member of the Committee, and may appoint such subcommittees from their own number or otherwise to which they may delegate such of their powers and duties as they shall determine.

              Any person appointed a member of the Committee shall signify his acceptance by filing a written acceptance with the Board.

              The Board may remove or replace a member of the Committee by written notice to such member and to all other members of the Committee, and any member of the Committee may resign by written notice to the Board and to all other members of the Committee, to take effect upon the date specified in any such notice.

              (c) Procedures.

              The Committee shall hold meetings upon such notice at such places, and at such times as they may from time to time determine. Notice may be waived in writing. At any meeting, a quorum for the transaction of business shall be two-thirds of the then membership of the Committee.

              The Committee shall act by a majority of its membership, and the action of such majority shall be expressed by a majority vote of those members present at a meeting, or in writing without a meeting signed by a majority of the then membership of the Committee.

              The Committee may authorize one or more of its members or any agent to sign on behalf of the entire Committee.

              The Committee shall keep appropriate books and records.

              (d) Powers of the Committee.

              The Committee is specifically authorized and empowered, but not by way of limitation,

                     (l) To interpret and construe the provisions of the Plan including any doubtful provisions thereof, in its sole discretion.

                     (2) To employ such agents, legal counsel and such clerical, medical, accounting and actuarial services as it may deem advisable to assist in the administration of the Plan.

                     (3) To establish from time to time rules for the administration of the Plan and the transaction of its business. Except as otherwise provided in Section l0.02, the determination of the Committee as to any disputed question arising hereunder, including but without limitation thereto, questions of construction, administration, and interpretation, shall be final and conclusive upon all persons including, but not by way of limitation, Employees, Members, Beneficiaries, and the heirs, distributees and personal representatives of any of them and any other person claiming an in terest under the Plan.

                     (4) The Committee or any of its members may also act as Trustee of the Trust Fund.

              (e) Expenses of Committee; Indemnification.

              The expenses incurred by the Committee in the performance of its duties, including fees for legal, clerical, medical, accounting, actuarial and other services rendered to the Committee, shall be paid by the Employers and, if not paid by the Employers, shall be payable from the Trust Fund.

              Each member of the Committee shall be indemnified by the Employers against all such expenses (other than amounts paid in any settlement not approved by the Employers) reasonably in curred by him in connection with any action to which he may be a party by reason of his membership on the Committee, except in relation to matters as to which he shall be adjudged in such action to have participated in a prohibited transaction or other breach of fiduciary duty. The foregoing right to indemnification shall be in addition to any other rights to which any such member may be entitled as a matter of law.

              Any expense of the Plan which is payable by the Employers shall be allocated among and charged to the Employers on an equitable basis.

              (f) Committee Members' Liability.

              The members of the Committee shall not be liable for action taken by them in the administration of the Plan other than for damages due to their participation in a prohibited transaction or other breach of fiduciary duty or their lack of prudence. The members of the Committee shall not be deemed imprudent by reason of their taking or refraining from taking any action in accordance with the advice of any legal counsel, physician, accountant or actuary.

              A member of the Committee shall be liable for a breach of fiduciary responsibility by another fiduciary (another Committee member, a Trustee, or any other person deemed a fiduciary pursuant to the applicable provisions of ERISA) only if such Committee member:

                     (l) participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; or

                     (2) by his failure to act prudently, has enabled such other fiduciary to commit a breach; or

                     (3) has knowledge of a breach of such other fiduciary, unless he makes reasonable efforts under the circumstances to remedy such breach.

       l0.02  Claim and Appeal Procedure:

              (a) Benefit Claim Procedure:

              Each Member (or Beneficiary) claiming a benefit under the Plan must complete an application on a Prescribed Form and file it with the Committee. Within 90 days after its receipt of an application, the Committee shall give written notice to the claimant of its decision on the application.

              (b) Denial of Benefits:

              If the Committee denies the claim, in whole or in part, the written notice of that decision will:

                     (l) explain why the claim was denied,

                     (2) cite the Plan section on which the decision was based, and

                     (3) explain the Plan's review procedure set forth in (c) below.

              If the Committee does not deny the claim on its merits, but rejects the application for failure to furnish certain necessary material or information, the written notice to the claimant will explain what additional material is needed and why, and advise the claimant that he may refile a proper application under the claim procedure set forth in (a) above.

              (c) Review Procedure:

              If a claim has been denied, the claimant may appeal the denial within 60 days after his receipt of written notice thereof by submitting in writing to a reviewer appointed for such purpose by the Board (or, if none has been appointed, to the Board, itself), with a copy to the Committee:

                     (1) a request for his review of the denial of the claim,

                     (2) a statement of issues and comments, and

                     (3) a request for an opportunity to review the Plan, the Trust Agreement and any other pertinent documents (which shall be made available to him by the Committee, within 30 days after its receipt of a copy of the request, at a convenient location during regular business hours).

              The reviewer will make a decision, which shall be in writing, delivered to the claimant and to the Committee, within 60 days after his receipt of the appeal. However, if special circum stances require an extension of time, such as the need to hold a hearing, the extension may not extend beyond l20 days after his receipt of the appeal. The reviewer's written decision will contain specific reasons for the decision and the pertinent provisions of the Plan on which the decision is based. The reviewer's decision will be final and binding on all persons concerned.

       10.03  Nondiscriminatory Action.

              Any discretionary acts to be taken under the provisions of this Plan by the Committee or by any Employer, or by the reviewer pursuant to Section 10.02(c), with respect to classification of Employees, contributions or benefits, shall be uniform in their nature and applicable to all persons similarly situated, and no discretionary act shall be taken which shall be discriminatory under the provisions of Section 401(a) of the Code.

       10.04  Government Forms:

              The Committee shall have primary responsibility with respect to the preparation of any forms which, pursuant to Applicable Law, must be filed by or on behalf of the Plan with a governmental agency or which must be distributed or made available to any person, and the Committee shall be primarily responsible for the proper filing, distribution or availability of such forms.

       10.5   Committee Discretion:

              Notwithstanding anything contained herein to the contrary, the Committee may, in its sole and absolute discretion, accept elections under Sections 5 and 7 with respect to any specific election period even if they are filed after the due date for such elections has passed; provided, however, that any decision to do so shall be made in a uniform and nondiscriminatory fashion, and the opportunity for the later election shall be made available to all Employees.

SECTION 11   MANAGEMENT OF TRUST FUND
-------------------------------------

       11.01 Trustee: The Trust Fund shall be held in trust by a Trustee or Trustees appointed from time to time by the Board with such powers and duties in the Trustee or Trustees as shall be provided in the Trust Agreement between the Trustee or Trustees and the Company.

       11.02 Investments: The investment of the Trust Fund shall be made in accordance with the provisions of the Trust Agreement between the Trustee or Trustees and the Company, and to the extent provided herein, in accordance with the elections made by the Members of the Plan.

       11.03 Payment of Expense: The administrative and all other expenses of the Plan shall be paid out of the Trust Fund unless paid by the Employers.

SECTION 12  MISCELLANEOUS PROVISIONS
------------------------------------

       12.01  Disclaimer of Liability:

              (a) It is the intention of each Employer to continue this Plan and make contributions regularly each year, but nothing contained in this Plan or the Trust Agreement by which it is implemented shall be deemed to require any Employer to make contributions under this Plan and no Employer shall be under any legal obligation to contribute to this Plan after the Plan has been terminated as herein provided.

              (b) Once a contribution has been made to the Trustee, no liability shall attach to any Employer for any payment of any benefit or claims hereunder and Members and their Beneficiaries, and all persons claiming under or through them, shall have recourse only to the Trust Fund for payment of any benefit hereunder.

              (c) The rights of the Members, their Beneficiaries and other persons are hereby expressly limited and shall be only in accordance with the provisions of the Plan.

       12.02 Termination: The Company reserves the right to terminate this Plan with respect to all Employers or may direct that any individual Employer withdraw from the Plan. In addition, any Employer may elect to discontinue contributions to the Plan or to terminate its participation in the Plan completely or with respect to one or more of its divisions, locations, or operations. In the event that the Plan is terminated (either wholly or partially) or if there is a complete discontinuance of contributions by any participating Employer, the amount of the Trust Fund allocable to the Account of each Employee with respect to which the Plan is being terminated shall be determined promptly and, if not already fully vested, shall become fully vested and nonforfeitable. (For this purpose a suspension of contributions which is merely a temporary cessation of contributions by any Employer shall not be deemed a complete discontinuance). Upon the termination of the Plan, the Account of each Member shall be distributed as soon as is practicable following the issuance by the Internal Revenue Service of a favorable determination upon plan termination. Until fully distributed, each Account shall continue to be revalued in accordance with Section 7.03.

       12.03 Employer-Employee Relationship: The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any person for a continuation of employment, nor shall it interfere with the rights of any Employer to discharge any Employee or otherwise act in relation to him. Each Employer may take any action (including discharge) with respect to any Employee or other person and may treat him without regard to the effect which such action or treatment might have upon him as a Member of this Plan.

       12.04 Merger: The merger or consolidation of any Employer with another organization shall not of itself cause the termination of this Plan or be deemed a termination of employment as to any Employee. The merger of this Plan with another retirement plan shall not of itself cause the termination of this Plan. In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to, any other plan, each Member will (if the Plan then terminates) be entitled to receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

       12.05 Inclusion and Withdrawal of Participating Employer: Any subsidiary, affiliated or associated corporation (or a partnership or sole proprietorship) or other Related Company which is authorized by the Board to participate herein may elect to participate herein by action of its own Board of Directors (or other managing body). Each Employee of an Employer which commences to participate in this Plan after the Effective Date shall become a Member on the subsequent Entry Date coinciding with or next following such association or later completion of the eligibility requirements of Section 2.0l. His period of Vesting Service shall be based upon his employment from his date of hire, unless otherwise specifically provided in the authorizing resolution adopted by the Board and found in Exhibit A hereof.

       The Company at any time in its discretion may determine that an Employer shall no longer participate in this Plan and may direct that such Employer withdraw from this Plan. Any Employer may similarly elect to terminate its participation in this Plan at any time.

       l2.06 Joint Employment. Any Employee employed by more than one Employer shall be considered to be an Employee of each such Employer for purposes of membership in this Plan and for benefits under this Plan.

       l2.07 Receipt and Release: Any final payment or distribution to any Member, Retired Member or his Beneficiary or his legal representative or other person to whom payment is made in accordance with this Plan shall be in full satisfaction of all claims against the Trust Fund, the Trustee, the Committee and any Employer. The Trustee, any Employer, the Committee or any of them may require a Member, Retired Member or his Beneficiary or his legal representative to execute a receipt and release of all claims under this Plan upon a final payment or distribution or a receipt to the extent of any partial payment or distribution. The form of any such receipt and release shall be determined by the Trustee, the Company, the Committee or any of them that are concerned with the payment or distribution to which the receipt and release is applicable.

       12.08  Voting of Company Stock

              (a) The Company will make forms available to each Member to instruct the Trustee with regard to the voting of any shares of Company Stock held in the Member's Account A. The Company will vote such shares only as directed by the Member. If a Member fails to give timely directions as to the voting of shares of Company Stock held in a Members' Account or if any shares held by the Trustees are not allocated to Members' Accounts, the Company will vote such shares in the same proportion as it votes the shares for which the Company receives directions. The Company shall use its best efforts to timely distribute to each Member such information as is distributed to other shareholders of the Company in connection with any such vote.

              (b) Each Member shall have the right to direct the Company in writing as to the manner in which to regard to a tender or exchange offer with respect to any shares of Company Stock held in that Member's Account. If the Company does not receive timely directions from a Member as to the manner in which to respond to such a tender or exchange offer with respect to any shares of Company Stock held in the Member's Account, then the Company shall not tender or exchange any such shares. The Company shall use its best efforts to timely distribute to each Member such information as is distributed.

              (c) Pursuant to Section 404(c) of ERISA, a Member shall not be deemed a fiduciary by reason of any investment direction hereunder and no person who is otherwise a fiduciary shall be liable for any loss which results from such Member's investment direction.

       12.09  Insiders

              (a) Definition of Insider. For purposes of this Section 12.09, "Insider" shall mean an officer, director or beneficial owner of more than ten (10%) percent of the stock of the Company or any Employer, as determined by the Company.

              (b) Voluntary Suspension. In the case of any voluntary suspension by an Insider pursuant to Section 5.02(c) of the Plan which results in the cessation of any Tax-Deferred Contributions to the Company Stock Fund with respect to the Insider, the Insider may not elect to resume any such contributions for a period of at least six (6) months following the date of such suspension.

              (c) Allocation of Contributions. In the case of a change in investment direction with respect to future contributions pursuant to Section
7.02 of the Plan by an Insider whose current investment direction with respect to the Company Stock Fund is greater than 0%, if such change in investment direction results in a greater than 0% multiple with respect to the Company Stock Fund, any subsequent change of investment election resulting in greater than 0% multiple with respect to the Company Stock Fund shall not take effect until a date which is at least six (6) months later than the effective date of the preceding change.

SECTION l3  NON-ALIENATION OF BENEFITS
--------------------------------------

       l3.0l Provisions with Respect to Assignment and Levy: No benefit under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, levy upon or charge the same shall be void; nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit. Notwithstanding the foregoing, the Plan shall pay benefits pursuant to a "qualified domestic relations order", as that term is defined in Section 414(p) of the Code.

       l3.02 Alternate Application: If any Member or Beneficiary under this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under this Plan, except as specifically provided herein, or if any benefit shall be levied upon, garnisheed or attached, then such benefit shall, in the sole discretion of the Committee, cease and terminate, and in that event the Committee may hold or apply the same or any part thereof to or for the benefit of such Member or Beneficiary, his spouse, children or other dependents or any of them in such manner and in such proportion as the Committee, in its sole discretion, may deem proper.

SECTION l4  AMENDMENTS
----------------------


       l4.0l  Company's Rights:

       The Company reserves the right at any time and from time to time by action of its Board to modify or amend in whole or in part any or all of the provisions of this Plan. However, no such modification or amendment may result in a retroactive reduction in the value of the Members' Accounts based on contributions previously made.

       Notwithstanding anything contained herein to the contrary, the Board, in its sole discretion may make any modifications, amendments, additions or deletions in this Plan, as to benefits or otherwise, and retroactively if necessary, and regardless of the effect on the rights of any particular Members, which it deems appropriate in order to bring this Plan into conformity with or to satisfy any conditions of Applicable Law in order to continue or maintain the qualification of this Plan and to keep it qualified under Section 40l(a) of the Code, and to have the Trust declared exempt and keep it exempt from taxation under Section 50l(a) of said Code.

       l4.02 Prohibition Against Diversion. Subject to the provisions of Sections 5.06 and 5.07, no part of the assets of the Trust Fund shall, by reason of any modification or amendment or otherwise, be used for, or diverted to, purposes other than for the exclusive benefit of Members of their Beneficiaries under this Plan and to pay administrative expenses of this Plan.

       14.03 Protected Benefits. Except as otherwise permitted by Regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 411(d) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits," the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits, retirement-type subsidies and optional forms of benefits.

SECTION l5  CONSTRUCTION
------------------------
       l5.0l The provision of this Plan shall be construed, regulated and administered according to the laws of the State of New York, except to the extent preempted by Federal law.

              Wherever applicable, the masculine pronoun as used herein shall be deemed to include the feminine pronoun, and the singular shall be deemed to include the plural.

SECTION l6  TRUST AGREEMENT AND EXHIBITS
----------------------------------------

       l6.0l The Exhibits, including the Trust Agreement, attached hereto are hereby incorporated by reference herein.



Executed this 1st day of April, l997.



                                        NATIONAL HOME HEALTH CARE CORP.




                                        By: /s/  Frederick H. Fialkow
                                           -----------------------------
                                           Frederick H. Fialkow, President


                                            /s/  Robert P. Heller
                                           -----------------------------
                                           Robert P. Heller, Trustee

                                    EXHIBIT A
                                    ---------

                         PARTICIPATING EMPLOYERS IN PLAN
                         -------------------------------



       As of April 1, 1997, National Home Health Care Corp. and the following entities are Employers participating in the Plan on behalf of their respective employees:

       Health Acquisition Corp.
       Nurse Care, Inc.
       New England Home Care, Inc.
       National HMO (New York), Inc.

                                    EXHIBIT B
                                    ---------


                                    TOP-HEAVY
                                    ---------


       1. Effective Date - The provisions of this Exhibit B shall become effective for the first Plan Year after 1983 in which this Plan is Top-Heavy.

       2.     Definitions

              (a) "Key Employee" shall mean any employee or former employee (and the beneficiaries of such employee) who at any time during the plan year of any of the four (4) preceding plan years was: (i) an officer of the Employer having an annual compensation in excess of 150 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; (ii) 1 of the 10 employees having compensation from the Employer of more than the limitation in effect under
Section 415(c)(1)(A) and owning (or considered owning under Section 318) the largest interest in the Employer; (iii) a 5-percent owner of the Employer (as defined in Code Section 416); and or (iv) a 1-percent owner of the Employer (as defined in Code Section 416(i)(B)(ii)) who has annual compensation for a Plan Year of more than $150,000. For purposes of the rules of Sections 414(b), (c),
(m) and (o) of the Code shall not apply.

              (b) "Top-Heavy Plan Year" means, with respect to any Plan Year that begins after 1983, any such year in which the Top-Heavy Ratio exceeds 60%.

              (ii) "Super Top-Heavy Plan Year" means a Plan Year in which the Top-Heavy Ratio exceeds 90%.

              (c) "Compensation" means the total remuneration paid to an Employee and reportable for purposes of Federal Tax Form W-2.

              (d) "Top-Heavy Ratio" means, as of the Determination Date for a Plan Year (last day of the preceding Plan Year), the ratio of (i) below to (ii) below:

                     (i) the sum of (A) and (B)

                            (A) the aggregate present values of accrued benefits
for all Key Employees under this Plan, plus

                            (B) the aggregate  account  values and the aggregate
present values of accrued benefits for all Key Employees under all other plans in the Aggregation Group in which this Plan is included,

                     (ii) all such aggregate values for all individuals under all plans in such Aggregation Group.

              In determining the value of any individual's account or the present value of his accrued benefit under this Plan or any other plan in the Aggregation Group:

                            (1) the value of such  account or the present  value
of such accrued benefit shall be increased by the aggregate distributions made with respect to such individual from such plan during the five (5) year period ending on the Determination Date;

                            (2) rollover  contributions and transfers from other
plans shall not be taken into account to the extent provided under Section 416 of the Code and the regulations thereunder;

                            (3) for Plan  Years  beginning  after  December  31,
1984, if any person has not performed services for the Employer or any Related Company at any time during the five (5) year period ending on the Determination Date, then the present value of the Member's accrued benefits and account balances shall not be taken into account; and

                            (4) in the  case  of a  defined  benefit  plan,  the
present value of such accrued benefit shall be determined by using actuarial assumptions set forth for such purpose in such Plan.

              (e) "Aggregation Group" means all plans of the Employer and any Related Company (including terminated Plans) in which one or more Key Employees are participants, and all other plans maintained by the Employer or any Related Company that enable any plan in which a Key Employee is a participant to comply with the coverage and nondiscrimination requirements of Section 401(a)(4) or 410 of the Code; and all plans of the Employer and any Related Company that the Employer designates as part of the Aggregation Group, provided the resulting Aggregation Group meets the coverage and nondiscrimination requirements of Sections 401(a)(4) and 410 of the Code.

       3. Determination of Top-Heaviness - For the purpose of making a determination as to the top-heaviness of this Plan under Section 416(g) of the Code, this Plan will be aggregated with any other plan maintained by the Employer and/or a Related Employer in the Aggregation Group. Pursuant to Section 416(g), the Top-Heavy Ratio for Key Employees for any Plan Year shall be determined as of the last day of the preceding Plan Year ("Determination Date") based on the actuarial assumptions set forth in the defined benefit plan, if any, for the purpose of determination of top-heavy, and the present value of Accrued Benefits determined by such assumptions as of the Valuation Date, under the defined benefit plan, and the value of Accounts under this Plan. The Valuation Date shall be the first day of the Plan Year in which such Determination Date occurs for a defined benefit plan, and shall be the last day of the Plan Year for a defined contribution plan. The Determination Date for the first Plan Year for which this amendment and restatement shall apply shall be December 31, 1991.

       4. Minimum Benefit - For any Plan Year for which this Plan is Top-Heavy, a Minimum Benefit shall be payable under this Plan to any Member who is not a Key Employee. Any such Member who is eligible to participate under this Plan pursuant to Section 2.01 and who is in the employ of an Employer on the last day of the given Plan Year shall receive a Minimum Benefit equal to 3% of Compensation (as defined in this Exhibit B) over the sum of (a) and (b), below (subject to the limitation set forth in (c), below):

              (a) Any contributions and forfeitures allocated to the Account C of a Member;

              (b) Any amounts treated as employer contributions, for top-heavy purposes, pursuant to Regulation 1.401(m)-1(f)(12)(iii) and 1.416-1(m-19); and

              (c) Notwithstanding the foregoing, if the largest allocation to the Account A, Account B and Account C of any Key Employee, expressed as a percentage of compensation, is less than 3% for a given Plan Year, the Minimum Benefit provided to non-Key Employees for such Plan Year shall be such reduced percentage of compensation.

                                    EXHIBIT C
                                    ---------













                         NATIONAL HOME HEALTH CARE CORP.
                       SAVINGS AND STOCK INVESTMENT TRUST






















                              AS AMENDED & RESTATED
                             EFFECTIVE APRIL 1, 1997

       AGREEMENT effective the 1st day of April, 1997 by and between National Home Health Care Corp., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Company") and Robert P. Heller (hereinafter referred to as the "Trustees," which shall also be read to mean the singular whenever there is just one Trustee).

                               W I T N E S S E T H

       WHEREAS, effective March 1, 1986, the Company had authorized and adopted a defined contribution plan and trust for its eligible employees, known as the National Home Health Care Corp. Savings and Stock Investment Plan (hereinafter referred to as the "Plan"); and

       WHEREAS, effective April 1, 1997, the provisions of the Plan have been amended and restated in their entirety; and

       WHEREAS, under the Plan, funds have been and will from time to time be contributed to the Trustees, which funds, as and when received by the Trustees, will constitute a trust fund to be held in Trust for the benefit of members under the Plan and their beneficiaries; and

       WHEREAS, it is intended that the Plan and Trust shall continue to qualify and the Trust shall continue to be tax exempt under the applicable provisions of the Internal Revenue Code of 1986 as it now exists or from time to time may be amended (hereinafter referred to as the "Code"), and that the Plan and Trust shall continue to conform in all respects to the provisions of the Employee Retirement Income Security Act of 1974 as it now exists or from time to time may be amended (hereinafter referred to as "ERISA"); and

       WHEREAS, the Company desires the Trustees to continue to hold and administer such funds and the Trustees are willing to continue to hold and administer such funds pursuant to the terms of this Agreement; and

       WHEREAS, the Company wishes to amend and restate the provisions of the Plan relating to the Trustees and the trust fund in this document, known as the "National Home Health Care corp. Savings and Stock Investment Trust" (hereinafter referred to as the "Trust"), the provisions of which are incorporated by reference in and made a part of the Plan;

       NOW, THEREFORE, in consideration of the terms and mutual covenants herein contained, the Company and the Trustees do hereby covenant and agree as follows:

       Section 1. The Trust Fund. The Trust shall consist of such sums of money and other property acceptable to the Trustees as shall from time to time be paid or delivered to the Trustees. All such money and property, all investments made therewith, and all proceeds thereof and all earnings and profits thereon, less the payments which at the time of reference shall have been made by the Trustees, as authorized herein, are referred to herein as the "Fund."

       Section 2. General Duties of Trustees. It shall be the duty of the Trustees to hold, to invest and to reinvest the Fund, and to pay to or on the order of the Committee including, when the Committee shall so order, payments to the Members under the Plan and their beneficiaries. Such orders need not specify the application to be made of moneys so ordered and, except as otherwise provided in Section 6A, B or C hereof, the Trustees shall not be responsible in any way respecting such application or for the administration of the Plan. The Trustees shall be under no duty to enforce payment of any contribution to the Fund and shall not be responsible for the adequacy of the Fund to make benefit payments and to meet and discharge other liabilities under the Plan.

       The Trustees shall discharge their duties under this Agreement solely in the interest of Members under the Plan and their beneficiaries and, in so doing, shall be guided by the following prime directives:

       A. The Fund shall be held by the Trustees in Trust and dealt with in accordance with the provisions of this Agreement insofar as they are consistent with the applicable provisions of the Code and ERISA, and the Regulations issued thereunder, as the same from time to time may be amended.

       B. The Fund shall be held by the Trustees for the exclusive benefit of Members under the Plan and their beneficiaries and for the payment of expenses of the Plan and of the Trust created hereby, and at no time shall any part of the corpus or income of the Fund be used for any other purpose except as follows:

              (i) If the Company makes a contribution by a mistake in fact, the Committee may direct the Trustees to return such contribution to the Company at any time within one year after payment of the contribution.

              (ii) If a contribution by the Company is expressly conditioned upon its deductibility under Section 404 of the Code, then, to the extent the deduction is disallowed, the Committee may direct the Trustees to return the disallowed portion thereof to the Company at any time within one year after the disallowance of such deduction.

              (iii) If a contribution by the Company is conditioned on initial qualification under Section 401(a) of the Code, and if the Plan receives an adverse determination with respect to its initial qualification, the Committee may direct the Trustees to return such contribution to the Company within one year after such adverse determination, but only if the application for the determination is made by the time prescribed by law for filing the Company's tax return for the taxable year in which the Plan was adopted, or such later date as prescribed by applicable law.

              (iv) Any contribution returned pursuant to (i), (ii) or (iii) above shall be adjusted to reflect its proportionate share of Trust Fund losses, if any, attributable to such excess contribution. Any earnings attributable to such excess contribution may not be returned to the Company.

       C. The Trustees shall discharge their duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing, that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

       D. The Trustees shall diversity the investments of the Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

       Section 3. Investment of Fund. The Trustees shall invest and reinvest the principal and income of the Fund and keep the Fund invested, without distinction between principal and income, as follows:

       A. Subject to the settlor's intent that Trust assets attributable to Members' Accounts B be invested primarily in money market funds and, in accordance with Paragraph C below, Company securities, the Trustees also may invest in any and all common stocks, preferred stocks, bonds, notes, debentures, mortgages regardless of the degree of subordination, equipment trust certificates, investment trust certificates, real and personal property wherever situated, and in such other property, investments and securities of any kind, class or character as the Trustees may deem suitable for the Fund, and such investment and reinvestment shall not be restricted to properties and securities authorized for investment by trustees under any present or future law.

       B. The Trustees shall, to the extent from time to time directed by the Committee, use the Fund to purchase and maintain insurance policies or annuity contracts issued by an insurance company approved by the Committee.

       C. The Trustees may invest in any preferred and common stocks, securities, property or obligations or other evidences of indebtedness of the Company or any of its subsidiaries or affiliates even though the same may not be legal investments for Trustees under the laws applicable, but in no event shall any such investment be made unless and to the extent that such investment is permitted under the applicable provisions of ERISA. With respect to the purchase of the common stock of the Company, the Trustee is hereby authorized to purchase such stock from the Company or from any shareholder, and such stock may be outstanding, newly issued or treasury stock, subject to provisions of the Code and ERISA.

       D. The Trustees shall coordinate their investment policy hereunder with the Plan's short-term and long-term financial needs (such as liquidity requirements and expected investment performance), as expressed in any statement of "funding policy" established under the Plan in accordance with ERISA and furnished to the Trustees by the Committee.

       E. The Trustees shall, to the extent provided for in the Plan, follow the written instructions of Members directing the investment of their Accounts under the Plan, subject to the terms and limitations set forth in the applicable Plan provisions.

       Section 4. Powers of Trustees. The Trustees are authorized and empowered:

       A. To purchase or subscribe for any securities or other property and to retain in Trust such securities or other property.

       B. To sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property, or otherwise to dispose of any securities or other property at any time held by them.

       C. To settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings.

       D. To exercise any conversion privilege and/or subscription right available in connection with any securities or other property at any time held by them; to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which may at any time be held by them and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which they may so acquire.

       E. Subject to the provisions of the Plan regarding Company Stock, to exercise, personally or by general or limited power of attorney, any right, including the right to vote, appurtenant to any securities or other property held by them at any time.

       F. To manage, administer, operate, lease for any number of years, regardless of any restrictions on leases made by fiduciaries, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by them.

       To hold any such real property in their own names or in the name of a nominee, with the addition of words indicating that such property is held in a fiduciary capacity. However, no such holding shall relieve the Trustees of their responsibility for the safe custody and disposition of the Fund in accordance with the provisions of this Agreement; the Trustees' books and records shall at all time show that such real property is part of the Fund; and the Trustees shall be absolutely liable for any loss occasioned by the acts of their nominee with respect to real property registered in the name of the nominee.

       To renew or extend or participate in the renewal or extension of any mortgage, upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or of any guarantee pertaining thereto, in any manner and to any extent that may be deemed advisable for the protection of the Trust Fund or the preservation of the value of the investment; to waive any default whether in the performance of any covenant or condition of any mortgage or in the performance of any guarantee, or to enforce any such default in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights of foreclosure, to bid in property on foreclosure, to take a deed in lieu of foreclosure with or without paying a consideration therefor and in connection therewith to release the obligation on the bond secured by such mortgage, and to exercise and enforce in any action, suit or proceedings at law or in equity any rights or remedies in respect to any such mortgage or guarantee.

       G. To hold such portion or all of the Trust Fund uninvested as the Trustees may from time to time deem to be in the best interest of the Fund.

       H. To employ in the management of the Fund suitable agents, and a suitable investment counselor (hereinafter referred to as an "Investment Adviser" as distinguished from an Investment Manager appointed pursuant to
Section 12 hereof), and to pay their reasonable expenses and compensation. The Trustees shall select an agent or an Investment Adviser with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with similar aims.

       I. To register any securities held by them hereunder in their own names or in the name of a nominee with the addition of words indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form. However, no such holding shall relieve the Trustees of their responsibility for the safe custody and disposition of the Fund in accordance with the provisions of this Agreement; the Trustees' books and records shall at all times show that such securities are part of the Fund; and the Trustees shall be absolutely liable for any loss occasioned by the acts of their nominee with respect to securities registered in the name of the nominee.

       J. To form corporations and to create trusts to hold title to any securities or other property, all upon such terms and conditions as may be deemed advisable.

       K. To make, execute and deliver, as Trustees, any and all deeds, leases, mortgages, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers.

       L. To borrow money from time to time from any lender (other than from the Trustees in their individual capacities or from any other party in interest with respect to the Plan or Trust) for the purposes of the Trust on such terms and conditions as the Trustees, in their absolute discretion, may deem advisable and to secure the repayment thereof by pledging all or any part of the Fund, but no person lending money to the Trust shall be bound to see to the application of the money loaned or to inquire into the validity, expediency or propriety of any such borrowing.

       M. To open and maintain any bank account or accounts in the name of the Trustees in any bank as the Trustees shall determine.

       N. In the exercise of all powers granted to the Trustees, each action shall be approved by a majority of the Trustees. Any instrument to be executed on behalf of the Trustees including any check issued by or to the order of the Trustees may be made, executed, signed, endorsed or delivered by any two of the Trustees (unless the Trustees shall authorize one Trustee to sign on behalf of all), and any person, firm or corporation, including any bank, may rely upon and shall be protected in relying upon the signature of the Trustee or Trustees so signing with the same force and effect as though all the Trustees had signed. If there be only one Trustee acting hereunder, his action alone shall be sufficient.

       Section 5. Expenses and Compensation of Trustees; Taxes. The expenses incurred by the Trustees in the performance of their duties, including fees for legal, accounting, actuarial and investment services rendered to the Trustees, and such compensation to the Trustees as may be agreed upon in writing from time to time between the Company and the Trustees, shall be paid from the Fund unless paid by the Company; provided, however, that any Trustee who receives full-time pay from an Employer whose employees are eligible for membership in the Plan shall receive no compensation for services as a Trustee except for reimbursement for expenses properly and actually incurred. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Fund or the income thereof shall be paid from the Fund; provided, however, that a tax which is imposed on a Trustee or other fiduciary pursuant to ERISA, on account of his participation in a prohibited transaction or other breach of fiduciary duty, shall not be paid from the Fund.

       Section 6. Trustee's Liability. The individuals named herein as the Trustees and any successor Trustees shall not be liable for the making, retention, or sale of any investment or reinvestment made by them as herein provided nor for any loss to or diminution of the Fund, except due to their participation in a prohibited transaction, or their lack of prudence. The Trustees may from time to time consult with counsel who may be counsel to the Company, and shall not be deemed imprudent by reason of their taking or refraining from taking any action in accordance with the advice of counsel.

       A Trustee shall be liable for a breach of fiduciary responsibility of another fiduciary (a co-Trustee, or an Investment Manager appointed pursuant to Section 12 hereof, or any other person deemed a fiduciary pursuant to the applicable provisions of ERISA) only if such Trustee:

       A. participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; or

       B. by his failure to comply with Section 2A, B, C or D hereof, he had enabled such other fiduciary to commit a breach; or

       C. has knowledge of a breach of such other fiduciary, unless he makes reasonable efforts under the circumstances to remedy such breach.

       Section 7. Accounts. The Trustees shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Committee. Within 90 days following the close of each fiscal year, and within 90 days after the removal, resignation or death of a Trustee or Trustees as provided in Section 8 hereof, the remaining Trustees shall file with the Committee (and, in the case of the death of a Trustee, the remaining Trustees and the representatives of the deceased Trustee shall file with the Committee) a written account setting forth all investments, receipts, disbursements and other transactions effected by them during such fiscal year to the date of such removal, resignation or death. Upon the expiration of 90 days from the date of filing such annual or other account, the Trustees shall be forever released and discharged from all liability and accountability to anyone with respect to the propriety of their acts and transactions except as to those to which the Committee shall within such 90 day period file with the Trustees written objections.

       Section 8. Removal or Resignation of Trustees. A Trustee may be removed by the Company at any time upon 60 days notice in writing to the Trustee and the Committee. A Trustee may resign at any time upon 60 days notice in writing to the Company and the Committee. At any time the Company may reduce the number of Trustees from several to one and, if a corporate Trustee be named, it shall not be necessary to appoint any co-Trustee. The number of Trustees may be increased to not more than seven. Upon the death, incapacity, removal or resignation of a Trustee, the Company may appoint a successor Trustee and, if it so elects, successor Trustees or additional Trustees, who shall have the same powers and duties as those conferred upon the Trustees hereunder and, upon acceptance of such appointment by a successor or an additional Trustee or Trustees, the removed or resigned Trustee shall assign, transfer and pay out to such successor Trustee, and the continuing Trustees, if any, the funds and properties then constituting the Fund. The resigned or removed Trustee is authorized, however, to reserve such sum of money as he may deem advisable for payment of fees and expenses in connection with the settlement of his account, if such settlement be necessary or otherwise. Any balance of such reserve remaining after the payment of such fees and expenses shall be paid over to the continuing Trustees, if any, and the successor Trustee.

       Section 9. Certifications and Communications. Any action by the Company pursuant to any of the provisions of this Agreement shall be evidenced by a resolution of its Board certified to the Trustees over the signature of its Secretary or Assistant Secretary under the corporate seal, and the Trustee shall be fully protected in acting in accordance with such resolution so certified to them. All orders, requests and instructions of the Committee to the Trustees shall be in writing signed by any member of the Committee and the Trustees shall act and shall be fully protected in acting in accordance with such orders, requests and instructions. The Company shall furnish the Trustees from time to time with certified copies of resolutions of its Board evidencing the appointment and termination of office of any member of the Committee and the appointment of successors thereto.

       Section 10. Other Participating Employers. Any company which is a subsidiary of the Company or which may be affiliated with the Company in any way and which is now or may hereafter be organized under the laws of the United States of America, or of any State or Territory thereof, may adopt the Trust by resolution of its own Board, with the approval of the Board of the Company, if such subsidiary or affiliate shall have adopted the Plan.

       Any such subsidiary or affiliate may at any time withdraw from further participation in the Trust under this Trust Agreement. If it is determined that, with respect to any subsidiary or affiliate, the Plan does not qualify under
Section 401(a) of the Code, such subsidiary or affiliate shall be required to withdraw from further participation in the Trust as soon thereafter as is administratively feasible. A withdrawing subsidiary or affiliate shall file with the Trustees a document evidencing its withdrawal from the Trust Fund and its planned disposition of the assets in accordance with the applicable provisions of the Plan.

       In such event, the Trustees shall thereupon withdraw from the Trust Fund such assets as they shall in their absolute discretion deem to be equal in value to the appropriate share (as determined and certified to the Trustees by the Committee) of the Trust Fund then held in respect of the participants of such subsidiary or affiliate. Such withdrawal from the Trust Fund, or in a combination of both, in the absolute discretion of the Trustees, and the Trustees' valuation of the assets of the Trust Fund for such purpose shall be conclusive and binding on all persons. Such former subsidiary or affiliate may thereafter exercise in respect to such segregated portion of the Trust Fund all the rights and powers reserved to the Company and to the Committee under the provisions of this Trust Agreement.

       In a similar manner, upon written direction of the Committee, the appropriate share of the Trust Fund determined by the Trustees to be then held in respect of the employees in any division, plant, location or other identifiable group or unit of the Company or of any subsidiary or affiliate may be segregated, and the Trustees shall hold such segregated assets in the same manner and for the same purpose as provided in the event of segregation of a subsidiary or affiliate, and the Company or any successor owner of the segregated unit shall have the rights hereinabove provided for a segregated subsidiary or affiliate.

       Section 11. Other Participating Plans. The Company may, subject to the Trustee's consent, designate this Agreement and the Trust created hereby and the Trustees hereof as the Agreement, Trust and Trustees, respectively, with respect to any other retirement plan maintained by the Company, or any subsidiary or affiliate of the Company, for its eligible employees (hereinafter referred to as the "Participating Plan"). All of the assets of each Trust participating herein (hereinafter referred to as the "Participating Trust") shall be pooled with the assets of all the other Participating Trusts, and shall be held and invested by the Trustees as an undivided pooled Trust Fund (hereinafter referred to as the "Consolidated Trust Fund") in accordance with the terms of this Agreement, subject to the following provisions:

       A. The Trustees shall commingle such assets and make joint or common investments and carry joint accounts on behalf of the Participating Trusts, allocating undivided shares of such investments, accounts and pooled assets to said participating Trusts in accordance with their respective interests. With respect to each such Participating Trust, the term "Trust Fund" or "Fund" as used in this Agreement shall mean the allocable portion of the pooled fund in respect of the contributions to the Trustees pursuant to the applicable participating Plan, and the term "Plan" as used in this Agreement shall mean the applicable Participating Plan. The Trustees shall maintain a record showing the total amounts originally received by them with respect to each Participating Plan, the total benefits paid by them with respect to each Participating Plan, the total contributions paid to them with respect to each Participating Plan, the total expenses incurred by them with respect to each Participating Plan and the value, at both book and market, of the accumulated assets held by them with respect to each Participating Plan, and the Trustees shall adjust such record from time to time and as of each date on which a Participating Plan shall become such or shall cease to be such. Each account rendered by the Trustees pursuant to
Section 7 hereof shall indicate the portion of the Consolidated Trust Fund allocable to each Participant Trust.

       B. With respect to each Participating Trust, the term "Committee" as used in this Agreement shall mean the administrative committee (by whatever name designated) appointed to administer the particular Participating Plan. However, any direction made pursuant to this Agreement which affects the Trust as a whole shall be made jointly by all such committees.

       C. The funds of the portion of the Consolidated Trust Fund applicable to a particular Participating Plan may not under any circumstances be used to fund or otherwise pay, in whole or in part, the retirement or other benefits payable under any other Participating Plan.

       D. The commingling of funds of a particular Participating Trust with the funds of the other Participating Trusts as authorized herein shall be effective only if, and so long as, such Participating Trust is part of a Participating Plan which qualifies under Section 401(a) of the Code, and such participating Trust is entitled to tax exemption under Section 501(a) of the Code. If it is determined that a Participating Plan and Trust do not qualify under Section 401(a) of the Code, or that a Participating Trust is not entitled to tax exemption under Section 501(a) of the Code, the Participating Trust shall be withdrawn from further participation in the Consolidated Trust Fund, pursuant to Paragraph E, below, as soon thereafter as is administratively feasible.

       E. Any such Participating Trust may at any time be withdrawn from further participation in the Consolidated Trust Fund under this Trust Agreement by the Company or the subsidiary or affiliate filing with the trustees a document evidencing such withdrawal from the Consolidated Trust Fund and its continuance of a trust in accordance with the provisions of this Trust Agreement, and such trust and the funds allocable thereto shall thereupon be segregated and disposed of in a manner similar to that provided for in Section 10 hereof.

       Section 12. Appointment of Investment Manager. The Trustees in their discretion and to the extent they may deem it necessary or desirable may appoint as an Investment Manager:

       A. a bank, as defined in the Investment Advisers Act of 1940, which shall be appointed to serve in the capacity of either a corporate trustee or custodian pursuant to a trust or custodial agreement,

       B. an insurance company qualified to manage, acquire or dispose of the assets of an employee benefit plan under the laws of more than one state, which shall be appointed pursuant to a group annuity or other appropriate contract, or

       C. a firm registered as an investment adviser under the Investment Advisers Act of 1940, which shall be appointed pursuant to an investment management or other appropriate agreement, which agreement with the Investment Manager (hereinafter referred to as the "Investment Agreement") shall provide for the Investment Manager's receipt, retention, investment and reinvestment of assets of the Fund as a fiduciary with respect thereto. The Trustees may transfer to the Investment Manager any part or all of the assets of the Fund as the Trustees shall deem advisable, and the Investment Manager shall invest and reinvest the assets so transferred and all income and increment thereon in accordance with the terms of the Investment Agreement. In the case of an Investment Agreement with a bank or trust company, said Agreement may provide for the investment of the assets transferred pursuant thereto in any trust qualified under Section 401(a) and tax exempt under Section 501(a) of the Code which is maintained by such designated bank or trust company as a medium for the collective investment of pension, profit sharing or other employee benefit trusts for which it acts as trustee or custodian. The Trustees shall have the right at any time and from time to time to direct the Investment Manager to pay over and to deliver to the Trustees such sums of money and other property at any time constituting a part of the assets of the Fund in the hands of the Investment Manager as the Trustees may direct, and the Trustees shall have the authority to receive the same from the Investment Manager subject, however, to the terms of this Agreement. The Trustees may provide for the payment of the reasonable fees and expenses of the Investment Manager. In the event of a breach of fiduciary responsibility of an Investment Manager, the Trustees' responsibility therefor shall be determined in accordance with Section 6A hereof.

       Section 13. Amendment of Trust Agreement. The Company reserves the right at any time and from time to time by action of the Board to amend, in whole or in part, any or all of the provisions of this Agreement by notice thereof in writing delivered to the Committee and the Trustees, provided that no such amendment which affects the rights, duties or responsibilities of the Trustees may be made without their consent, and provided further that no such amendment shall authorize or permit, at any time prior to the satisfaction of all liabilities with respect to the members under the Plan and their beneficiaries, any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of such members and their beneficiaries.

       Section 14. Termination of Plan and Trust. In the event of the termination of the Plan as provided therein, the Trustees shall dispose of the Fund in accordance with the written order of the Committee. Upon the complete distribution of the Fund, the Trust shall terminate.

       Section 15. Applicable Law. This Agreement shall be administered, construed, and enforced according to the laws of the State of New York.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their corporate seal to be hereunder affixed and attested on the 1st day of April , 1997.


                                        NATIONAL HOME HEALTH CARE CORP.




                                        By: /s/  Frederick H. Fialkow
                                           -----------------------------
                                           Frederick H. Fialkow, President


                                            /s/  Robert P. Heller
                                           -----------------------------
                                           Robert P. Heller, Trustee

                                    EXHIBIT D
                                    ---------


                                LOANS TO MEMBERS
                                ----------------


D.1 Authorization
-----------------

       The Trustee is authorized to allow loans from the Plan to any Member who requests the same and who satisfies the criteria for loans established by the Trustee. The Committee shall establish a "participant loan program" in compliance with Labor Regulation ss.2550.408(b). The terms of such loan program shall be in writing and shall constitute part of the Plan. Such terms shall include:

                     The  identity  of the  person or  persons  responsible  for administering the participant loan program;

                     A procedure for applying for loans;

                     The basis on which loans will be approved or denied;

                     Limitations on the terms and amount of loans offered;

                     The   procedure   under  the  program  for   determining  a
              reasonable rate of interest; The types of collateral which may secure a loan; and

                     The events constituting  default and the steps that will be taken to preserve plan assets in the event of default.

D.2 Requirements
----------------

                     Loans shall be made  available  to Members on a  reasonably equivalent basis, without regard to race, color, religion, sex, age or national origin.

                     Loans  shall not be made  available  to Highly  Compensated
              Employees in an amount greater than the amount made available to non-Highly Compensated Employees.

                     Loans  shall  be  adequately   secured  and  shall  bear  a
              reasonable interest rate.

D.3 Limitations
---------------


                     In no event  shall the amount  loaned to any Member  exceed the lesser of:

              (1)    twenty-five thousand dollars ($25,000), or

              (2)    fifty (50%) percent of the Member's vested Account.

                     All loans from all plans of the Employer and other  members of a group of employers described in Sections 414(b), (c), (m) and
              (0) of the Code shall be aggregated.

                     All loans will, by their terms,  require repayment in equal installments, payable by payroll deduction or, if the Member is on an unpaid leave of absence, not less frequently than monthly, over a term of not more than five (5) years.

D.4 Prohibitions
----------------

              (a) No loans shall be made that would constitute prohibited transactions, as that term is defined in Section 406 of ERISA and Section 4975 of the Code, unless an exemption for the loan has been obtained pursuant to
Section 408 of ERISA.

              (b) Notwithstanding any other provision of this Exhibit D, any amounts invested in Company Stock that are not eligible to be reinvested in other Investment Funds also are not available as payment to a Member as loan proceeds.